UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 WEST SAM HOUSTON PARKWAY, SUITE 300, HOUSTON, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
◻

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Executive Officers

Effective March 6, 2024 (“Effective Date”), the Compensation Committee of the Board of Directors (the “Committee”) as defined in Section 1.8 of the U. S. Physical Therapy, Inc. (“USPH”) 2003 Stock Incentive Plan (the “2003 Plan”) approved and adopted the incentive plans for senior management as described below. Members of senior management who are eligible under the incentive plans include Mr. Christopher Reading, Chief Executive Officer (“CEO”), Mr. Carey Hendrickson, Chief Financial Officer (“CFO”), Mr. Eric Williams, Chief Operating Officer - East (“COO East”), Mr. Graham Reeve, Chief Operating Officer – West (“COO West”), and Mr. Rick Binstein, Executive Vice President, General Counsel and Secretary (“EVP”), (hereinafter collectively referred to as “Executives”).

Objective Long-Term Incentive Plan for Senior Management for 2024 (“Objective LTIP”): Under this Objective LTIP, Executives have an opportunity to receive Restricted Stock Awards (“RSAs”) under the 2003 Plan to be granted by the Committee in the first quarter of 2025 subject to the continuous employment of the Executive by USPH or its affiliates from the Effective Date through the date of the grant of the RSA and the achievement of certain level of Adjusted EBITDA. All RSAs shall be granted subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Committee in its sole discretion. The number of RSAs that may be granted under this Objective LTIP will vest evenly over 16 quarters, beginning April 1, 2025, and ending January 1, 2029, subject to acceleration of vesting in the Committee's sole discretion and based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPH and/or in the Executive's employment agreement with USPH.  The number of RSAs that may be granted is subject to the achievement of Adjusted EBITDA for the year 2024 and could be up to 100% of the maximum number of shares. The maximum number of RSAs that may be granted are as follows: CEO = 12,500 shares; CFO = 5,000 shares; COO East = 7,500 shares; COO West = 5,000 shares and EVP = 5,000 shares.

Discretionary Long-Term Incentive Plan for Senior Management for 2024 (“Discretionary LTIP”); In addition to any other awards under the 2003 Plan or any other long term incentive plan or bonus plan, policy, or program of USPH, and not in lieu of any other such award or payment, the Committee may, in its judgment and at its sole discretion, grant RSAs under the 2003 Plan, based on its evaluation of an Executive's performance and the collective corporate performance for 2024. Any RSAs granted under this program shall be awarded in the first quarter of 2025 subject to the continuous employment of the Executive by USPH or its affiliates from the Effective Date through the date of the grant of the RSA. All RSAs granted shall be in writing and subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Committee in its sole discretion. RSAs granted under this Discretionary LTIP will vest evenly over 16 quarters, beginning April 1, 2025, and ending January 1, 2029, subject to acceleration of vesting based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPH and/or in the Executive's employment agreement with USPH.  The number of RSAs that may be granted is subject to the evaluation of the Executive’s performance and the collective corporate performance during 2024. The maximum number of RSAs that may be granted are as follows: CEO = up to 12,500 shares; CFO = up to 5,000 shares; COO West = up to 5,000 shares; COO East = up to 7,500 shares, and EVP = up to 5,000 shares.

Objective Bonus Plan for Senior Management for 2024 (“Objective Bonus Plan”); Under this Objective Bonus Plan, Executives have an opportunity to receive either a “Cash Bonus” Award or RSAs having a value at the time of the Award of up to 75% of the Executive’s annual base salary as of the date of the award as Performance Awards under the 2003 Plan. The Committee will, in its sole discretion, determine the amount and type of award to be made in the first quarter of 2025. No Executive will be entitled to any type of award or have a legally binding right to an award until the Committee, in its sole discretion, determines an award will be made, the amount and the type of award to be made. No Executive will be entitled to elect between the Cash Bonus and RSA. Before any Cash Bonus is made or an RSA is awarded under this Objective Bonus Plan, the Committee shall certify in writing that the performance goals (which in this case is the achievement of certain level of Adjusted EBITDA) have been obtained. Any Cash Bonus award made hereunder shall be paid in a lump-sum amount, and any RSA granted, in each case no later than March 14, 2025. The Executive must be continuously employed by USPH or its affiliates from the Effective Date through December 31, 2024 to receive the Cash Bonus or an RSA.

Discretionary Cash/RSA Bonus Plan for Senior Management for 2024, ("Discretionary Bonus Plan"); In addition to awards under any other plan or program at USPH for which such Executives are eligible and not in lieu thereof, each Participant in this Discretionary Bonus Plan has the potential to be awarded of up to 50% of the Participant's annual base salary for 2024 (“Subjective Bonus”) subject to the achievement of individual goals established by the Committee. The Subjective Bonus shall be made as either a Cash Bonus Award or RSAs, as determined in the sole discretion of the Committee. The Committee shall have the sole discretion to determine the amount and type of award (whether a Cash Bonus Award or an RSA) will be made. No Participant shall be entitled to a Subjective Bonus and shall have no legally binding right to a Subjective Bonus until the Committee determines the amount and type of award to be made.  No Participant will be entitled to elect any type of award to be made.

The foregoing descriptions are qualified in its entirety by reference to the full text of each of the Objective LTIP, Discretionary LTIP, Objective Bonus Plan, and Discretionary Bonus Plan, which are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1*	U. S. Physical Therapy, Inc. Objective Long-Term Incentive Plan for Senior Management for 2024, effective March 6, 2024.
99.2*	U. S. Physical Therapy, Inc. Discretionary Long-Term Incentive Plan for Senior Management for 2024, effective March 6, 2024.
99.3*	U. S. Physical Therapy, Inc. Objective Cash/RSA Bonus Plan for Senior Management for 2024, effective March 6, 2024.
99.4*	U. S. Physical Therapy, Inc. Discretionary Cash/RSA Bonus Plan for Senior Management for 2024, effective March 6, 2024.

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: March 7, 2024	By:	/s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)